Exhibit 99.1
                                  ------------

                  The Mortgage Loans consist of approximately 4,118 Mortgage Loans with a Cut-off Date Principal Balance of approximately $731,532,229. The Group I Mortgage Loans consist of approximately 1,205 Mortgage Loans with a Cut-off Date Principal Balance of approximately $174,573,693. The Group II Mortgage Loans consist of approximately 2,913 Mortgage Loans with a Cut-off Date Principal Balance of approximately $556,958,536.

                  Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 83.80% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 16.20% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Group I Mortgage Loans"). Approximately 86.86% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the " Adjustable-Rate Group II Mortgage Loans") and approximately 13.14% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 86.13% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 13.87% of the Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Mortgage Loans").

                  Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

                  Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following a period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an " Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 0.15% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.12% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until ONE YEAR after the date of origination, (ii) the first adjustment of the rates for approximately 78.43% of the Adjustable-Rate Group I Mortgage Loans and approximately 80.15% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 79.75% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until TWO YEARS after the date of origination, (iii) the first adjustment of the rates for approximately 19.99% of the Adjustable-Rate Group I Mortgage Loans and approximately 18.25% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 18.65% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until THREE YEARS after the date of origination and (iv) the first adjustment of the rates for approximately 1.49% of the Adjustable-Rate Group I Mortgage Loans and approximately 1.42% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 1.44% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until FIVE YEARS after the date of origination (each such Adjustable-Rate Mortgage Loan, a " Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount

(the " Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the " Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the " Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

                  Approximately 39.36% of the Group I Mortgage Loans, approximately 50.49% of the Group II Mortgage Loans and approximately 47.83% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an " Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

                  Approximately 76.36% of the Group I Mortgage Loans, approximately 76.76% of the Group II Mortgage Loans and approximately 76.66% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 48 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 67.24% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the " Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans.

However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003.

         MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

                  The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

                  Approximately 99.94% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 103.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 99.75%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

                  Except with respect to approximately 0.06% of the Mortgage Loans, all of the Mortgage Loans have a scheduled payment due each month (the " Due Date") on the first day of the month.

                  The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to December 2003 or after February 2005, or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is January 2035.

                  The average Principal Balance of the Mortgage Loans at origination was approximately $177,730. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $177,643. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $700,000 or less than approximately $23,485.

                  As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 5.500% per annum and not more than 9.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.515% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.875% per annum to 7.875% per annum, Minimum Mortgage Rates ranging from 5.500% per annum to 9.875% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 15.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.779% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.449% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 13.449% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in December 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 26 months.

                  The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                        CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE THE            CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
   23,485-   50,000......................           148          $       6,387,754.35               0.87%
   50,001-  100,000......................         1,023                 78,157,456.24              10.68
  100,001-  150,000......................           999                124,313,145.61              16.99
  150,001-  200,000......................           710                122,819,039.17              16.79
  200,001-  250,000......................           386                 86,330,029.80              11.80
  250,001-  300,000......................           270                 74,075,016.77              10.13
  300,001-  350,000......................           181                 58,700,423.58               8.02
  350,001-  400,000......................           136                 50,940,310.13               6.96
  400,001-  450,000......................           101                 43,043,110.92               5.88
  450,001-  500,000......................            74                 35,112,929.20               4.80
  500,001-  550,000......................            42                 22,093,980.89               3.02
  550,001-  600,000......................            23                 13,167,510.39               1.80
  600,001-  650,000......................            11                  6,945,179.33               0.95
  650,001-  700,000......................            14                  9,446,342.92               1.29
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $177,643.

                                  CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE THE            CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 554-  575...............................             5          $         625,909.20               0.09%
 576-  600...............................            58                  8,890,591.49               1.22
 601-  625...............................         1,063                148,485,439.45              20.30
 626-  650...............................           988                162,206,541.27              22.17
 651-  675...............................           825                151,746,008.18              20.74
 676-  700...............................           513                111,233,305.11              15.21
 701-  725...............................           302                 62,808,745.13               8.59
 726-  750...............................           197                 46,127,565.69               6.31
 751-  775...............................           105                 25,287,632.87               3.46
 776-  800...............................            50                 11,888,466.80               1.63
 801-  818...............................            12                  2,232,024.11               0.31
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 665.

                             ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
180                                                  24          $       2,485,639.55               0.34%
240                                                   1                    154,752.79               0.02
360                                               4,093                728,891,836.96              99.64
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 359 months.


                            REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 178-  178...............................             3          $         308,166.15               0.04%
 179-  180...............................            21                  2,177,473.40               0.30
 239-  240...............................             1                    154,752.79               0.02
 347-  348...............................             1                     59,249.39               0.01
 351-  352...............................             1                    119,368.17               0.02
 353-  354...............................             3                    524,238.97               0.07
 355-  356...............................            13                  2,898,589.60               0.40
 357-  358...............................           516                 89,996,502.97              12.30
 359-  360...............................         3,559                635,293,887.86              86.84
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.


                                            PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Single Family ...........................         3,108          $     521,441,180.04              71.28%
PUD(1)...................................           568                115,521,601.29              15.79
Condominium..............................           278                 53,448,448.12               7.31
2 Units..................................           163                 41,010,432.40               5.61
3 Units..................................             1                    110,567.45               0.02
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1)      PUD refers to a home or "unit" in a Planned Unit Development.

                                       OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Primary..................................         4,116          $     731,167,229.30              99.95%
Second Home..............................             2                    365,000.00               0.05
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1)      Occupancy as represented by the mortgagor at the time of origination.


                                                PURPOSE OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Purchase.................................         3,407          $     608,851,380.95              83.23%
Cash Out Refinance.......................           615                106,857,485.58              14.61
Rate/Term Refinance......................            96                 15,823,362.77               2.16
    Total................................         4,118          $     731,532,229.30             100.00%



                      COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  53.33  -  55.00........................             1          $         160,000.00               0.02%
  75.01  -  80.00........................             3                    260,099.40               0.04
  80.01  -  85.00........................             3                    665,754.11               0.09
  85.01  -  90.00........................             4                    382,030.51               0.05
  90.01  -  95.00........................           212                 38,478,936.94               5.26
  95.01  - 100.00........................         3,740                661,888,375.92              90.48
 100.01  - 103.00........................           155                 29,697,032.42               4.06
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 99.75%.


               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Alabama..................................            53          $       6,444,023.68               0.88%
Arizona..................................            41                  6,335,071.47               0.87
Arkansas.................................             8                    742,843.26               0.10
California...............................           523                177,515,183.49              24.27
Colorado.................................            37                  7,654,975.44               1.05
Connecticut..............................            16                  3,353,453.55               0.46
Delaware.................................             1                    149,896.78               0.02
District of Columbia.....................             3                    884,414.85               0.12
Florida..................................           261                 47,014,959.73               6.43
Georgia..................................           156                 26,094,479.00               3.57
Idaho....................................             7                  1,054,561.31               0.14
Illinois.................................           246                 42,163,726.94               5.76
Indiana..................................           180                 18,270,577.82               2.50
Iowa.....................................            43                  4,022,792.70               0.55
Kansas...................................            28                  3,842,908.21               0.53
Kentucky.................................            79                  9,900,315.74               1.35
Louisiana................................            45                  4,837,491.73               0.66
Maine....................................            15                  2,172,066.92               0.30
Maryland.................................            72                 16,317,486.91               2.23
Massachusetts............................            41                 11,323,554.29               1.55
Michigan.................................           301                 45,700,767.95               6.25
Minnesota................................           102                 20,512,797.20               2.80
Missouri.................................           102                 11,889,725.63               1.63
Montana..................................             1                    169,950.00               0.02
Nebraska.................................             6                    736,105.77               0.10
Nevada...................................            29                  6,910,279.54               0.94
New Hampshire............................            13                  2,498,948.42               0.34
New Jersey...............................            70                 19,004,059.52               2.60
New Mexico...............................            11                  1,265,068.23               0.17
New York.................................           177                 38,475,742.39               5.26
North Carolina...........................           233                 32,915,538.28               4.50
North Dakota.............................             1                     33,158.09               0.00
Ohio.....................................           396                 46,283,917.03               6.33
Oklahoma.................................            29                  3,039,738.53               0.42
Oregon...................................            42                  7,437,844.94               1.02
Pennsylvania.............................           104                 10,518,030.13               1.44
Rhode Island.............................            12                  3,135,291.66               0.43
South Carolina...........................            81                 10,934,698.19               1.49
South Dakota.............................             6                    523,705.79               0.07
Tennessee................................            93                  9,859,797.98               1.35
Texas....................................           268                 36,421,729.31               4.98
Utah.....................................            50                  9,105,614.66               1.24
Vermont..................................             1                    124,900.04               0.02
Virginia.................................            37                  9,714,429.01               1.33
Washington...............................            34                  5,763,315.80               0.79
West Virginia............................             4                    400,160.67               0.05
Wisconsin................................            57                  7,749,186.84               1.06
Wyoming..................................             3                    312,943.88               0.04
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.37% in the 92392 ZIP Code.

                                     DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Full Documentation.......................         3,138          $     467,109,133.69              63.85%
Stated Plus Documentation................           922                254,083,943.41              34.73
Limited Income Verification..............            31                  5,798,756.98               0.79
No Income Verification...................            27                  4,540,395.22               0.62
    Total................................         4,118          $     731,532,229.30             100.00%


                                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  5.500  -  6.000........................            18          $       4,510,501.94               0.62%
  6.001  -  7.000........................           855                207,277,685.37              28.33
  7.001  -  8.000........................         2,065                370,317,844.02              50.62
  8.001  -  9.000........................         1,067                137,039,650.24              18.73
  9.001  -  9.875........................           113                 12,386,547.73               1.69
    Total................................         4,118          $     731,532,229.30             100.00%

___________________
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.515% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  3.875  -  4.000........................             2          $         329,950.00               0.05%
  4.001  -  5.000........................           161                 44,017,246.60               6.99
  5.001  -  6.000........................         1,915                407,571,446.17              64.69
  6.001  -  7.000........................         1,130                166,017,800.94              26.35
  7.001  -  7.875........................           115                 12,111,762.70               1.92
    Total................................         3,323          $     630,048,206.41             100.00%

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.779% per annum.


                        NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
04/01/05.................................             1          $         135,850.00               0.02%
06/01/05.................................             1                    144,400.00               0.02
11/01/05.................................             2                    254,869.19               0.04
12/01/05.................................             1                    549,601.92               0.09
07/01/06.................................             1                    239,927.57               0.04
08/01/06.................................             4                    458,360.70               0.07
09/01/06.................................            22                  3,806,246.91               0.60
10/01/06.................................           204                 35,950,112.14               5.71
11/01/06.................................         1,380                262,988,981.18              41.74
12/01/06.................................         1,035                198,518,360.77              31.51
12/02/06.................................             1                    427,500.00               0.07
03/01/07.................................             1                    119,368.17               0.02
06/01/07.................................             1                    125,000.00               0.02
07/01/07.................................             1                    315,674.88               0.05
08/01/07.................................             1                    409,070.35               0.06
09/01/07.................................             5                  1,472,185.15               0.23
10/01/07.................................            40                  6,991,288.46               1.11
11/01/07.................................           296                 53,902,590.76               8.56
12/01/07.................................           279                 53,952,933.90               8.56
01/01/08.................................             1                    220,000.00               0.03
10/01/09.................................             4                    481,565.10               0.08
11/01/09.................................            30                  6,759,497.27               1.07
12/01/09.................................            12                  1,824,821.99               0.29
    Total................................         3,323          $     630,048,206.41             100.00%

___________________
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 26 months.


                           MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 11.500  - 12.000........................            18          $       4,510,501.94               0.72%
 12.001  - 13.000........................           820                200,558,574.83              31.83
 13.001  - 14.000........................         1,671                314,184,278.33              49.87
 14.001  - 15.000........................           727                100,503,239.50              15.95
 15.001  - 15.875........................            87                 10,291,611.81               1.63
    Total................................         3,323          $     630,048,206.41             100.00%

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 13.449% per annum.



                             MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  5.500  -  6.000........................            18          $       4,510,501.94               0.72%
  6.001  -  7.000........................           820                200,558,574.83              31.83
  7.001  -  8.000........................         1,671                314,184,278.33              49.87
  8.001  -  9.000........................           727                100,503,239.50              15.95
  9.001  -  9.875........................            87                 10,291,611.81               1.63
    Total................................         3,323          $     630,048,206.41             100.00%
___________________
(1)      The weighted average Minimum Mortgage Rate of the Adjustable-Rate
         Mortgage Loans as of the Cut-off Date was approximately 7.449% per annum.



                         INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
1.000....................................             2          $         280,250.00               0.04%
2.000....................................             2                    745,221.72               0.12
3.000....................................         3,319                629,022,734.69              99.84
    Total................................         3,323          $     630,048,206.41             100.00%

___________________
(1)      Relates solely to initial rate adjustments.


                        SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
1.000....................................         3,323          $     630,048,206.41             100.00%
    Total................................         3,323          $     630,048,206.41             100.00%

___________________
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.


         GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         All of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 99.61%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to July 2004 or after January 2005, or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is December 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $144,958. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $144,874. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $414,651 or less than approximately $25,985.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 5.500% per annum and not more than 9.875% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.612% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 4.000% per annum to 7.875% per annum, Minimum Mortgage Rates ranging from 5.500% per annum to 9.875% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 15.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.881% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.534% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 13.534% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in December 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 26 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                      CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
   25,985-   50,000......................            41          $       1,765,027.85               1.01%
   50,001-  100,000......................           349                 26,142,093.46              14.97
  100,001-  150,000......................           326                 40,594,725.36              23.25
  150,001-  200,000......................           236                 40,659,344.01              23.29
  200,001-  250,000......................           128                 28,518,995.25              16.34
  250,001-  300,000......................            76                 20,958,493.06              12.01
  300,001-  350,000......................            44                 14,034,793.43               8.04
  350,001-  400,000......................             4                  1,485,569.23               0.85
  400,001-  414,651......................             1                    414,651.34               0.24
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $144,874.


                                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 569-  575...............................             1          $         174,863.48               0.10%
 576-  600...............................            28                  3,243,349.75               1.86
 601-  625...............................           349                 43,715,092.02              25.04
 626-  650...............................           296                 41,626,960.51              23.84
 651-  675...............................           239                 37,290,466.00              21.36
 676-  700...............................           120                 19,435,737.12              11.13
 701-  725...............................            73                 12,075,119.26               6.92
 726-  750...............................            50                  8,708,936.31               4.99
 751-  775...............................            28                  5,101,588.72               2.92
 776-  800...............................            18                  2,722,223.57               1.56
 801-  818...............................             3                    479,356.25               0.27
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 658.

                     ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
180                                                   6          $         608,796.19               0.35%
240                                                   1                    154,752.79               0.09
360                                               1,198                173,810,144.01              99.56
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 359 months.



                          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 178-  178...............................             1          $          44,758.57               0.03%
 179-  180...............................             5                    564,037.62               0.32
 239-  240...............................             1                    154,752.79               0.09
 353-  354...............................             1                    125,000.00               0.07
 355-  356...............................             5                    946,205.34               0.54
 357-  358...............................           154                 22,158,027.67              12.69
 359-  360...............................         1,038                150,580,911.00              86.26
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months.


                                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Single Family............................           927          $     126,859,933.65              72.67%
PUD(1)...................................           158                 27,469,616.71              15.74
Condominium..............................            71                 10,881,936.63               6.23
2 Units..................................            48                  9,251,638.55               5.30
3 Units..................................             1                    110,567.45               0.06
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1)      PUD refers to a home or "unit" in a Planned Unit Development.

                               OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Primary..................................         1,205          $     174,573,692.99             100.00%
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1)      Occupancy as represented by the mortgagor at the time of origination.


                                         PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Purchase.................................         1,000          $     143,251,626.15              82.06%
Cash Out Refinance.......................           175                 26,897,285.67              15.41
Rate/Term Refinance......................            30                  4,424,781.17               2.53
    Total................................         1,205          $     174,573,692.99             100.00%



                       COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  87.06  -  90.00........................             2          $         244,975.47               0.14%
  90.01  -  95.00........................            68                 11,263,788.05               6.45
  95.01  - 100.00........................         1,135                163,064,929.47              93.41
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 99.61%.


          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Alabama..................................            18          $       1,805,720.06               1.03%
Arizona..................................            12                  1,447,553.42               0.83
Arkansas.................................             4                    331,833.75               0.19
California...............................            80                 20,594,007.62              11.80
Colorado.................................            16                  2,818,597.52               1.61
Connecticut..............................            10                  2,098,002.94               1.20
Delaware.................................             1                    149,896.78               0.09
Florida..................................            65                 10,963,150.48               6.28
Georgia..................................            40                  6,483,211.38               3.71
Idaho....................................             1                     89,748.51               0.05
Illinois.................................            74                 12,213,735.68               7.00
Indiana..................................            62                  6,671,016.29               3.82
Iowa.....................................            12                  1,006,098.91               0.58
Kansas...................................            10                  1,437,563.31               0.82
Kentucky.................................            23                  2,531,440.05               1.45
Louisiana................................             8                    754,484.44               0.43
Maine....................................             3                    500,482.63               0.29
Maryland.................................            16                  2,520,702.16               1.44
Massachusetts............................            12                  2,741,591.48               1.57
Michigan.................................           112                 15,413,159.78               8.83
Minnesota................................            23                  4,309,776.64               2.47
Missouri.................................            32                  3,556,815.18               2.04
Montana..................................             1                    169,950.00               0.10
Nebraska.................................             3                    429,100.35               0.25
Nevada...................................             5                    951,529.46               0.55
New Hampshire............................             4                    791,083.99               0.45
New Jersey...............................            22                  4,884,993.68               2.80
New Mexico...............................             3                    276,765.82               0.16
New York.................................            47                  6,790,042.03               3.89
North Carolina...........................            76                 10,331,426.40               5.92
Ohio.....................................           132                 15,586,097.19               8.93
Oklahoma.................................            12                  1,382,729.67               0.79
Oregon...................................            19                  3,184,735.33               1.82
Pennsylvania.............................            38                  3,430,574.32               1.97
Rhode Island.............................             5                  1,125,829.64               0.64
South Carolina...........................            23                  2,854,690.75               1.64
South Dakota.............................             3                    387,851.24               0.22
Tennessee................................            34                  3,221,100.13               1.85
Texas....................................            85                 10,532,217.92               6.03
Utah.....................................            17                  2,614,732.33               1.50
Virginia.................................             4                    602,798.23               0.35
Washington...............................            14                  1,785,408.09               1.02
West Virginia............................             1                    123,849.46               0.07
Wisconsin................................            22                  2,592,671.52               1.49
Wyoming..................................             1                     84,926.43               0.05
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.59% in the 92392 ZIP Code.

                           DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Full Documentation.......................           969          $     127,865,482.78              73.24%
Stated Plus Documentation................           222                 44,771,082.45              25.65
Limited Income Verification..............             7                  1,091,377.98               0.63
No Income Verification...................             7                    845,749.78               0.48
    Total................................         1,205          $     174,573,692.99             100.00%



                              CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  5.500  -  6.000........................             7          $       1,353,423.41               0.78%
  6.001  -  7.000........................           226                 42,409,394.97              24.29
  7.001  -  8.000........................           581                 86,612,838.95              49.61
  8.001  -  9.000........................           350                 41,073,507.15              23.53
  9.001  -  9.875........................            41                  3,124,528.51               1.79
    Total................................         1,205          $     174,573,692.99             100.00%

___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.612% per annum.



                       GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  4.000  -  4.000........................             1          $         169,950.00               0.12%
  4.001  -  5.000........................            41                  7,626,688.58               5.21
  5.001  -  6.000........................           500                 85,842,855.38              58.68
  6.001  -  7.000........................           375                 48,676,071.77              33.27
  7.001  -  7.875........................            41                  3,974,776.04               2.72
    Total................................           958          $     146,290,341.77             100.00%

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.881% per annum.


                 NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
04/01/05.................................             1          $         135,850.00               0.09%
08/01/06.................................             1                    156,505.63               0.11
09/01/06.................................             8                  1,197,766.13               0.82
10/01/06.................................            61                  8,955,208.69               6.12
11/01/06.................................           387                 57,886,158.34              39.57
12/01/06.................................           305                 46,535,083.10              31.81
06/01/07.................................             1                    125,000.00               0.09
10/01/07.................................            11                  1,746,411.14               1.19
11/01/07.................................            89                 13,415,353.82               9.17
12/01/07.................................            80                 13,956,400.84               9.54
10/01/09.................................             3                    301,614.52               0.21
11/01/09.................................             8                  1,381,989.56               0.94
12/01/09.................................             3                    497,000.00               0.34
    Total................................           958          $     146,290,341.77             100.00%

___________________
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 26 months.



                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 11.500  - 12.000........................             7          $       1,353,423.41               0.93%
 12.001  - 13.000........................           218                 41,309,857.16              28.24
 13.001  - 14.000........................           465                 71,953,807.45              49.19
 14.001  - 15.000........................           237                 29,274,151.94              20.01
 15.001  - 15.875........................            31                  2,399,101.81               1.64
    Total................................           958          $     146,290,341.77             100.00%

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13,534% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  5.500  -  6.000........................             7          $       1,353,423.41               0.93%
  6.001  -  7.000........................           218                 41,309,857.16              28.24
  7.001  -  8.000........................           465                 71,953,807.45              49.19
  8.001  -  9.000........................           237                 29,274,151.94              20.01
  9.001  -  9.875........................            31                  2,399,101.81               1.64
    Total................................           958          $     146,290,341.77             100.00%

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.534% per annum.



                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
1.000....................................             1          $         135,850.00               0.09%
3.000....................................           957                146,154,491.77              99.91
    Total................................           958          $     146,290,341.77             100.00%

___________________
(1)      Relates solely to initial rate adjustments.



                   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
1.000....................................           958          $     146,290,341.77             100.00%
    Total................................           958          $     146,290,341.77             100.00%

___________________
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.

         GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 99.92% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 103.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 99.79%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         Except with respect to approximately 0.08% of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to December 2003 or after February 2005, or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2035.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $191,287. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $191,198. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $700,000 or less than approximately $23,485.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 5.625% per annum and not more than 9.875% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.485% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.875% per annum to 7.625% per annum, Minimum Mortgage Rates ranging from 5.625% per annum to 9.875% per annum and Maximum Mortgage Rates ranging from 11.625% per annum to 15.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.748% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.424% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.424% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in December 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 26 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                     CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
   23,485-   50,000......................           107          $       4,622,726.50               0.83%
   50,001-  100,000......................           674                 52,015,362.78               9.34
  100,001-  150,000......................           673                 83,718,420.25              15.03
  150,001-  200,000......................           474                 82,159,695.16              14.75
  200,001-  250,000......................           258                 57,811,034.55              10.38
  250,001-  300,000......................           194                 53,116,523.71               9.54
  300,001-  350,000......................           137                 44,665,630.15               8.02
  350,001-  400,000......................           132                 49,454,740.90               8.88
  400,001-  450,000......................           100                 42,628,459.58               7.65
  450,001-  500,000......................            74                 35,112,929.20               6.30
  500,001-  550,000......................            42                 22,093,980.89               3.97
  550,001-  600,000......................            23                 13,167,510.39               2.36
  600,001-  650,000......................            11                  6,945,179.33               1.25
  650,001-  700,000......................            14                  9,446,342.92               1.70
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $191,198.


                                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 554-  575...............................             4          $         451,045.72               0.08%
 576-  600...............................            30                  5,647,241.74               1.01
 601-  625...............................           714                104,770,347.43              18.81
 626-  650...............................           692                120,579,580.76              21.65
 651-  675...............................           586                114,455,542.18              20.55
 676-  700...............................           393                 91,797,567.99              16.48
 701-  725...............................           229                 50,733,625.87               9.11
 726-  750...............................           147                 37,418,629.38               6.72
 751-  775...............................            77                 20,186,044.15               3.62
 776-  800...............................            32                  9,166,243.23               1.65
 801-  813...............................             9                  1,752,667.86               0.31
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 667.


                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
180                                                  18          $       1,876,843.36               0.34%
360                                               2,895                555,081,692.95              99.66
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.



                          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 178-  178...............................             2          $         263,407.58               0.05%
 179-  180...............................            16                  1,613,435.78               0.29
 347-  348...............................             1                     59,249.39               0.01
 351-  352...............................             1                    119,368.17               0.02
 353-  354...............................             2                    399,238.97               0.07
 355-  356...............................             8                  1,952,384.26               0.35
 357-  358...............................           362                 67,838,475.30              12.18
 359-  360...............................         2,521                484,712,976.86              87.03
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.


                                   PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Single Family............................         2,181          $     394,581,246.39              70.85%
PUD(1)...................................           410                 88,051,984.58              15.81
Condominium..............................           207                 42,566,511.49               7.64
2 Units..................................           115                 31,758,793.85               5.70
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1)      PUD refers to a home or "unit" in a Planned Unit Development.

                              OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Primary..................................         2,911          $     556,593,536.31              99.93%
Second Home..............................             2                    365,000.00               0.07
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1)      Occupancy as represented by the mortgagor at the time of origination.


                                        PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Purchase.................................         2,407          $     465,599,754.80              83.60%
Cash Out Refinance.......................           440                 79,960,199.91              14.36
Rate/Term Refinance......................            66                 11,398,581.60               2.05
    Total................................         2,913          $     556,958,536.31             100.00%



                       COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  53.33  -  55.00........................             1          $         160,000.00               0.03%
  75.01  -  80.00........................             3                    260,099.40               0.05
  80.01  -  85.00........................             3                    665,754.11               0.12
  85.01  -  90.00........................             2                    137,055.04               0.02
  90.01  -  95.00........................           144                 27,215,148.89               4.89
  95.01  - 100.00........................         2,605                498,823,446.45              89.56
 100.01  - 103.00........................           155                 29,697,032.42               5.33
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 99.79%.


        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Alabama..................................            35          $       4,638,303.62               0.83%
Arizona..................................            29                  4,887,518.05               0.88
Arkansas.................................             4                    411,009.51               0.07
California...............................           443                156,921,175.87              28.17
Colorado.................................            21                  4,836,377.92               0.87
Connecticut..............................             6                  1,255,450.61               0.23
District of Columbia.....................             3                    884,414.85               0.16
Florida..................................           196                 36,051,809.25               6.47
Georgia..................................           116                 19,611,267.62               3.52
Idaho....................................             6                    964,812.80               0.17
Illinois.................................           172                 29,949,991.26               5.38
Indiana..................................           118                 11,599,561.53               2.08
Iowa.....................................            31                  3,016,693.79               0.54
Kansas...................................            18                  2,405,344.90               0.43
Kentucky.................................            56                  7,368,875.69               1.32
Louisiana................................            37                  4,083,007.29               0.73
Maine....................................            12                  1,671,584.29               0.30
Maryland.................................            56                 13,796,784.75               2.48
Massachusetts............................            29                  8,581,962.81               1.54
Michigan.................................           189                 30,287,608.17               5.44
Minnesota................................            79                 16,203,020.56               2.91
Missouri.................................            70                  8,332,910.45               1.50
Nebraska.................................             3                    307,005.42               0.06
Nevada...................................            24                  5,958,750.08               1.07
New Hampshire............................             9                  1,707,864.43               0.31
New Jersey...............................            48                 14,119,065.84               2.54
New Mexico...............................             8                    988,302.41               0.18
New York.................................           130                 31,685,700.36               5.69
North Carolina...........................           157                 22,584,111.88               4.05
North Dakota.............................             1                     33,158.09               0.01
Ohio.....................................           264                 30,697,819.84               5.51
Oklahoma.................................            17                  1,657,008.86               0.30
Oregon...................................            23                  4,253,109.61               0.76
Pennsylvania.............................            66                  7,087,455.81               1.27
Rhode Island.............................             7                  2,009,462.02               0.36
South Carolina...........................            58                  8,080,007.44               1.45
South Dakota.............................             3                    135,854.55               0.02
Tennessee................................            59                  6,638,697.85               1.19
Texas....................................           183                 25,889,511.39               4.65
Utah.....................................            33                  6,490,882.33               1.17
Vermont..................................             1                    124,900.04               0.02
Virginia.................................            33                  9,111,630.78               1.64
Washington...............................            20                  3,977,907.71               0.71
West Virginia............................             3                    276,311.21               0.05
Wisconsin................................            35                  5,156,515.32               0.93
Wyoming..................................             2                    228,017.45               0.04
    Total................................         2,913          $     556,958,536.31             100.00%

(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.44% in the 92336 ZIP Code.


                                DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
Full Documentation.......................         2,169          $     339,243,650.91              60.91%
Stated Plus Documentation................           700                209,312,860.96              37.58
Limited Income Verification..............            24                  4,707,379.00               0.85
No Income Verification...................            20                  3,694,645.44               0.66
    Total................................         2,913          $     556,958,536.31             100.00%



                             CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  5.625  -  6.000........................            11          $       3,157,078.53               0.57%
  6.001  -  7.000........................           629                164,868,290.40              29.60
  7.001  -  8.000........................         1,484                283,705,005.07              50.94
  8.001  -  9.000........................           717                 95,966,143.09              17.23
  9.001  -  9.875........................            72                  9,262,019.22               1.66
    Total................................         2,913          $     556,958,536.31             100.00%

___________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.485% per annum.


                            GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  3.875  -  4.000........................             1          $         160,000.00               0.03%
  4.001  -  5.000........................           120                 36,390,558.02               7.52
  5.001  -  6.000........................         1,415                321,728,590.79              66.51
  6.001  -  7.000........................           755                117,341,729.17              24.26
  7.001  -  7.625........................            74                  8,136,986.66               1.68
    Total................................         2,365          $     483,757,864.64             100.00%

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.748% per annum.



                    NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
06/01/05.................................             1          $         144,400.00               0.03%
11/01/05.................................             2                    254,869.19               0.05
12/01/05.................................             1                    549,601.92               0.11
07/01/06.................................             1                    239,927.57               0.05
08/01/06.................................             3                    301,855.07               0.06
09/01/06.................................            14                  2,608,480.78               0.54
10/01/06.................................           143                 26,994,903.45               5.58
11/01/06.................................           993                205,102,822.84              42.40
12/01/06.................................           730                151,983,277.67              31.42
12/02/06.................................             1                    427,500.00               0.09
03/01/07.................................             1                    119,368.17               0.02
07/01/07.................................             1                    315,674.88               0.07
08/01/07.................................             1                    409,070.35               0.08
09/01/07.................................             5                  1,472,185.15               0.30
10/01/07.................................            29                  5,244,877.32               1.08
11/01/07.................................           207                 40,487,236.94               8.37
12/01/07.................................           199                 39,996,533.06               8.27
01/01/08.................................             1                    220,000.00               0.05
10/01/09.................................             1                    179,950.58               0.04
11/01/09.................................            22                  5,377,507.71               1.11
12/01/09.................................             9                  1,327,821.99               0.27
    Total................................         2,365          $     483,757,864.64             100.00%

___________________
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 26 months.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
 11.625  - 12.000........................            11          $       3,157,078.53               0.65%
 12.001  - 13.000........................           602                159,248,717.67              32.92
 13.001  - 14.000........................         1,206                242,230,470.88              50.07
 14.001  - 15.000........................           490                 71,229,087.56              14.72
 15.001  - 15.875........................            56                  7,892,510.00               1.63
    Total................................         2,365          $     483,757,864.64             100.00%

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.424% per annum.



                        MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
  5.625  -  6.000........................            11          $       3,157,078.53               0.65%
  6.001  -  7.000........................           602                159,248,717.67              32.92
  7.001  -  8.000........................         1,206                242,230,470.88              50.07
  8.001  -  9.000........................           490                 71,229,087.56              14.72
  9.001  -  9.875........................            56                  7,892,510.00               1.63
    Total................................         2,365          $     483,757,864.64             100.00%

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.424% per annum.



                  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
1.000....................................             1          $         144,400.00               0.03%
2.000....................................             2                    745,221.72               0.15
3.000....................................         2,362                482,868,242.92              99.82
    Total................................         2,365          $     483,757,864.64             100.00%

___________________
(1)      Relates solely to initial rate adjustments.


                SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ---------------------------
1.000....................................         2,365          $     483,757,864.64             100.00%
    Total................................         2,365          $     483,757,864.64             100.00%

___________________
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.